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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2006
                                                         -----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


           Delaware               333-127233               13-3416059
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       (State or other           (Commission              (IRS Employer
       jurisdiction of           File Number)           Identification No.)
       incorporation)


              250 Vesey Street
     4 World Financial Center 28th Floor                     10080
             New York, New York
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   (Address of principal executive offices)                 Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        Other Events
                  ------------

                  Filing of Legality Opinion
                  --------------------------

         Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to the legality of the Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-1 Mortgage Pass-Through Certificates.



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ITEM 9.01.    Financial Statements and Exhibits.
              ----------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1     Legal Opinion



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH MORTGAGE INVESTORS,
                                            INC.


                                            By:    /s/ Matthew Whalen
                                                   -----------------------
                                            Name:  Matthew Whalen
                                            Title: President

Date: February 28, 2006



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                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 -----------                          ----

99.1                        Legal Opinion